UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 14, 2018

FRANKLIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, California 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On February 14, 2018, Franklin Resources, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final voting results were as follows:

1.
To elect 10 directors to the Board of Directors of the Company (the “Board”) to hold office until the next annual meeting of stockholders or until that person’s successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

Each of the 10 nominees for director was elected, and the voting results are set forth below:

Name of Director	For	Against	Abstain	Broker Non-Votes
Peter K. Barker	452,893,393	1,537,160	228,469	36,731,019
Mariann Byerwalter	453,682,536	748,669	227,817	36,731,019
Charles E. Johnson	438,085,769	16,418,300	154,953	36,731,019
Gregory E. Johnson	440,626,811	9,127,457	4,904,754	36,731,019
Rupert H. Johnson, Jr.	438,527,616	15,975,126	156,280	36,731,019
Mark C. Pigott	453,300,381	1,020,030	338,611	36,731,019
Chutta Ratnathicam	447,665,809	6,667,214	325,999	36,731,019
Laura Stein	443,792,816	10,675,441	190,765	36,731,019
Seth H. Waugh	453,646,180	780,449	232,393	36,731,019
Geoffrey Y. Yang	453,438,501	997,172	223,349	36,731,019

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.
The ratification of the appointment of PricewaterhouseCoopers LLP was approved, and the voting results are set forth below:

For	Against	Abstain
485,674,122	5,478,329	237,590

3.	To consider and vote on a stockholder proposal requesting a report from the Board on lobbying activities and expenditures, as described in the proxy materials.
This stockholder proposal was not approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
94,742,366	345,870,631	14,046,025	36,731,019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date:	February 15, 2018	/s/ Maria Gray
Name: Maria Gray Title: Vice President and Secretary

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